                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                  __________________________________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                  __________________________________________


                       DATE OF REPORT:  APRIL 28, 1995

                  __________________________________________

                      HUNTINGTON BANCSHARES INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 ___________________________________________


   Maryland                   0-2525                      31-0724920
- ----------------      ---------------------         -----------------------
(STATE OR OTHER       (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                      IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                  __________________________________________


                              Huntington Center
                             41 South High Street
                             Columbus, Ohio 43287
                                (614) 480-8300
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                     INCLUDING AREA CODE OF REGISTRANT'S
                         PRINCIPAL EXECUTIVE OFFICES)


                   ________________________________________
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ITEM  5.  OTHER EVENTS.

      On April 28, 1995, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing that the Board of Directors of Huntington has authorized the continuation of Huntington's common stock repurchase program and the additional purchase of shares in connection with such program. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

      Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated April 28, 1995.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HUNTINGTON BANCSHARES INCORPORATED


Date:    May 3, 1995            By:  /s/ John D. Van Fleet
                                    --------------------------------
                                     John D. Van Fleet
                                     Senior Vice President and
                                     Corporate Controller
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    ------------------------------------------
NEWSRELEASE [HUNTINGTON BANKS LOGO]


FOR IMMEDIATE RELEASE                      FOR FURTHER INFORMATION, CONTACT:
SUBMITTED:  APRIL 28, 1995                 JACQUELINE THURSTON (614) 480-3878


                  HUNTINGTON BANCSHARES INCREASES AUTHORIZED
                       SHARES FOR STOCK REPURCHASE PLAN


         COLUMBUS, Ohio -- Huntington Bancshares Incorporated (NASDAQ:HBAN) announced that its Board of Directors has authorized a continuation of Huntington's common stock repurchase program. The Board authorized the additional purchase of up to ten million shares by means of open market purchases and privately negotiated transactions. The shares will be purchased and reserved for reissue as required by the terms and provisions of the company's dividend reinvestment, director and employee stock purchase, stock option and other benefit plans, as well as for other corporate purposes.

         Huntington's common stock repurchase program was initiated in August 1987. As of March 31, 1995, a total of 15.8 million shares (adjusted for stock dividends and stock splits) had been repurchased, with 1,915,056 shares remaining to be repurchased under the previous authorizations. Shares remaining under the existing program and five million shares of the new authorization are expected to be repurchased during the next eight months. The remaining five million shares will be repurchased as needed in 1996. At March 31, 1995, Huntington had 129.9 million shares of common stock outstanding.


                                   - More -
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         Huntington Bancshares is a regional bank holding company
headquartered in Columbus, Ohio with assets of approximately
$18.1 billion. The company's banking subsidiaries operate 344 offices in Ohio, Florida, Illinois, Indiana, Kentucky, Michigan, Pennsylvania, and West Virginia. In addition, Huntington's mortgage, trust, investment banking and automobile finance subsidiaries manage 74 offices in the eight states mentioned as well as Georgia, Maryland, New Jersey, North Carolina, and Virginia.





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